UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

CHINA BAK BATTERY, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY NOTICE

China BAK Battery, Inc.
BAK Industrial Park, No. 1 BAK Street
Kuichong Town, Longgang District
Shenzhen, 518119
People’s Republic of China

IMPORTANT INVESTOR INFORMATION — YOUR VOTE COUNTS!

Shareholder Notice of Availability of Proxy Materials

Your name, Account Number and Control Number appear in the upper-left-hand-corner of this Notice for online voting purposes.

To vote your shares, please follow the instructions listed below.

Important Notice Regarding the Availability of Proxy Materials for the China BAK Battery, Inc. Shareholder Meeting to Be Held on March 16, 2010

1.	This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
2.	The proxy statement and annual report to security holders are available at www.shareholdervote.info.
3.	If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before March 4, 2010 to facilitate timely delivery.

The China BAK Battery, Inc. 2010 Annual Meeting will be held on March 16, 2010, at 9:00 a.m. local time, at BAK Industrial Park, No. 1 BAK Street, Kuichong Town, Longgang District, Shenzhen, 518119, People’s Republic of China. A description of the matters to be voted on, and the recommendations of the Board of Directors of China BAK Battery, Inc. regarding these matters, appear on the second page of this notice. Instructions for voting your shares appear below.

The proxy statement, annual report, and proxy card of China BAK Battery, Inc. are available at the website specified above.

How to vote online:

Step 1:	Go to www.shareholdervote.info.
Step 2:	Click the “China BAK Battery, Inc.” link to access the proxy materials.
Step 3:	To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.
Step 4:	To vote online, click on the designated link and follow the on-screen instructions.

How to receive a copy of the proxy materials by mail or e-mail for this meeting or for future shareholder meetings:

Telephone:	Call the transfer agent of China BAK Battery, Inc., Securities Transfer Corporation, at 800-780-1920.
Email:	Send an email with “Proxy Materials Order” in the subject line and in the body of the message, include your full name, address, and request, to: Info@shareholdervote.info.
Internet:	Go to www.shareholdervote.info, click on the “Shareholder Request” link, and follow the on-screen instructions.

How to attend the meeting and vote in person:

China BAK Battery, Inc.’s 2010 Annual Meeting will be held at BAK Industrial Park, No. 1 BAK Street, Kuichong Town, Longgang District, Shenzhen, 518119, People’s Republic of China. Please bring this notice with you if you intend to vote in person at the meeting. To receive directions to the meeting, please contact China BAK Battery, Inc.’s Investor Relations Department at China BAK Battery, Inc., BAK Industrial Park, No. 1 BAK Street, Kuichong Town, Longgang District, Shenzhen, 518119, People’s Republic of China; Telephone: 011 (86-755) 8977-0093; Fax: 011 (86-755) 8977-0527; E-mail: IR@bak.com.cn.

Proposals to be voted on at China BAK Battery, Inc.’s 2010 Annual Meeting are listed below along with the recommendations of the Board of Directors of China BAK Battery, Inc.

The Board of Directors of China BAK Battery, Inc. recommends that you vote FOR the following proposals:

1.	Election of Directors:

Nominees:

1. Xiangqian Li

2. Huanyu Mao

3. Richard B. Goodner

4. Chunzhi Zhang

5. Charlene Spoede Budd

2.	To approve the ratification of PKF as China BAK Battery, Inc.’s independent registered public accounting firm for fiscal year 2010.

Note: Such other business that may properly come before the meeting or any adjournment thereof.